Exhibit 99.1

Sutro Biopharma Announces Operational Restructuring Intended to Extend Cash Runway through Key Milestones

– Extends cash runway into at least mid-2027 –

SOUTH SAN FRANCISCO, Calif., September 29, 2025 – Sutro Biopharma, Inc. (Sutro or the Company) (NASDAQ: STRO), an oncology company pioneering site-specific and novel-format antibody drug conjugates (ADCs), today announced an organizational restructuring to prioritize the advancement of its three ADC programs and research and development collaborations. The restructuring, along with certain expected near-term milestone payments, is expected to extend the Company’s runway into at least mid-2027, after the planned announcement of initial clinical data from STRO-004, its next-generation Tissue Factor-targeting exatecan ADC, and the initiation of clinical studies for at least one of Sutro’s additional ADC programs. This restructuring will result in a planned workforce reduction of approximately one-third of employees.

“After continued review of our business and pipeline priorities, we have identified and are implementing further operational efficiencies to focus our resources where they will have the greatest impact—advancing Sutro’s ADC portfolio to deliver transformative therapies for patients with cancer. We remain on track to advance STRO-004 into the clinic this year, with initial data expected in 2026,” said Jane Chung, Sutro’s Chief Executive Officer. “Importantly, these changes extend our expected financial runway through critical milestones and strengthen our ability to create value for both patients and shareholders. We are deeply grateful to the dedicated employees who have contributed to Sutro’s progress, and their work will remain foundational to our mission moving forward.”

About Sutro Biopharma

Sutro Biopharma, Inc. is advancing a next-generation antibody-drug conjugate (ADC) platform designed to deliver single- and dual-payload ADCs that enable meaningful breakthroughs for patients with cancer. By fully optimizing the antibody, linker, and payload, Sutro’s cell-free platform produces ADCs that are engineered to improve drug exposure, reduce side effects, and expand the range of treatable tumor types. With unique capabilities in dual-payload ADCs, Sutro aims to overcome treatment resistance and redefine what’s possible in cancer therapy. The Company’s pipeline of single- and dual-payload ADCs targets large oncology markets with limited treatment options and significant need for improved therapies.

For more information, follow Sutro on social media @Sutrobio or visit www.sutrobio.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, anticipated preclinical and clinical development activities; timing of announcements of IND submissions, clinical results, trial initiation, and other regulatory filings; outcome of discussions with regulatory authorities; potential benefits of the Company’s product candidates and platform; potential business development and partnering transactions; potential market opportunities for the Company’s product candidates; the timing and receipt of anticipated future milestone payments; the Company’s expected cash runway; and the expected costs and cost reductions associated with the restructuring. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain.

Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the Company’s ability to advance its product candidates, the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates, the market size for the Company’s product candidates to be smaller than anticipated, clinical trial sites, supply chain and manufacturing facilities, the Company’s ability to obtain, maintain and recognize the benefits of certain designations received by product candidates, the timing and results of preclinical and clinical trials, the Company’s ability to fund development activities and achieve development goals, the Company’s ability to protect intellectual property, and the Company’s commercial collaborations with third parties and other risks and uncertainties described under the heading “Risk Factors” in documents the Company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Investor Contact

Emily White
Sutro Biopharma
(650) 823-7681
ewhite@sutrobio.com

Media Contact

Amy Bonanno
Lyra Strategic Advisory
abonanno@lyraadvisory.com